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Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 10, 2008, in the Registration Statement (Amendment No. 1 to Form S-1 No. 333-150754) and related Prospectus of Polypore International, Inc. for the registration of 8,625,000 shares of its common stock.

                      /s/ Ernst & Young LLP

Charlotte, North Carolina
May 14, 2008

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  Exhibit 23.1
Consent of Independent Registered Public Accounting Firm